                                                                    EXHIBIT 99.1



[WHITEHALL JEWELLERS, INC. LOGO]                   NEWS RELEASE

================================================================================
                                        For:       Whitehall Jewellers, Inc.
                                        Contact:   John R. Desjardins
                                                   Executive Vice President
                                                   312.762.9751


        WHITEHALL JEWELLERS, INC. REPORTS THIRD QUARTER FINANCIAL RESULTS

         Chicago, Illinois, November 23, 2004 -- Whitehall Jewellers, Inc. (NYSE:JWL) today reported financial results for the third quarter ended October 31, 2004.
         The Company reported total third quarter sales of $63.3 million compared to $66.2 million for the third quarter last year. Net loss for the third fiscal quarter of 2004 was $8.3 million compared to net loss of $7.4 million for the same period a year ago. Net loss per share of $0.60 in the third quarter compares to net loss per share of $0.53 for the third quarter of last year.
         For the nine-month period ended October 31, 2004, the Company reported sales of $208.7 million compared to $208.1 million last year. Net loss was $15.2 million versus a net loss of $13.0 million for the same period a year ago. Net loss per share for the nine-month period was $1.09 compared to net loss per share of $0.92 for the nine-month period last year. Professional fees, incurred primarily in connection with the consolidated Capital Factors actions and the related investigations by the United States Attorney and Securities and Exchange Commission, amounted to approximately $4.7 million compared to approximately $2.6 million last year.
         As previously disclosed and in connection with its entering into a non-prosecution agreement with the U.S. Attorney's Office and settlement of Capital Factors related matters on September 28, 2004, the Company recorded a litigation accrual of $117,000 during the third quarter for the consolidated Capital Factors actions and related investigations by the United States Attorney and Securities and Exchange



             For Investor Relations info: investorrelations@whji.com
                  Internet Website: www.whitehalljewellers.com

Commission. Litigation accruals for the nine months ended October 31, 2004 totaled $1.0 million approximately and is included in Professional fees and other charges.
         Third quarter results were negatively impacted by a lower income tax benefit. The effective tax rate used to determine the tax benefit for the third quarter was lower than in the first two quarters of the current fiscal year.
         Hugh M. Patinkin, Chairman and Chief Executive Officer, commented, "As previously reported in July, the Company began offering price reductions on certain items that will not be part of the Company's merchandise assortments going forward. Sales of this merchandise represented 22% of third quarter merchandise sales, which, because of the price reductions, had a negative effect on margin."
         Mr. Patinkin continued, "In the fourth quarter the Company will continue to focus its efforts on selling this merchandise as well as on the sale of its new, fashion right merchandise assortments."
         Today at 9:00 a.m. EDT, the Company will host a conference call to review results for the quarter ended October 31, 2004. To participate in the call, please dial 800-706-7748, passcode 79837825. This call will also be webcast live on the Internet at: http://www.whitehalljewellers.com.

ABOUT WHITEHALL JEWELLERS

Whitehall Jewellers, Inc. is a leading national specialty retailer of fine jewelry, currently operating 386 stores in 38 states. The Company operates stores in regional and superregional shopping malls under the names Whitehall Co. Jewellers, Lundstrom Jewelers and Marks Bros. Jewelers.

SAFE HARBOR STATEMENT

         This release contains certain forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to the Company that are based on the current beliefs of management of the Company as well as assumptions made by and information currently available to management including statements related to the markets for our products, general trends and trends in our operations or financial results, plans, expectations, estimates and beliefs. In addition, when used in this release, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict" and similar expressions and their variants, as they relate to the Company or our management, may identify forward-looking statements. Such statements reflect our judgment as of the date of this release with respect to future events, the outcome of which is subject to certain risks, including the factors described below, which may have a significant impact on our business, operating results or financial condition. Investors are cautioned that these forward-looking statements are inherently uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. Whitehall Jewellers undertakes no obligation to update forward-looking statements. The following factors, among others, may impact forward-looking statements contained in this release: (1) a change in economic conditions or the financial markets which negatively impacts the retail sales environment and reduces discretionary spending on goods such as jewelry; (2) reduced levels of mall traffic caused by economic or other factors;
(3) our ability to execute our business strategy and the related effects on comparable store sales and other results; (4) the extent and results of our store expansion strategy and



             For Investor Relations info: investorrelations@whji.com
                  Internet Website: www.whitehalljewellers.com associated occupancy costs, and access to funds for new store openings; (5) the high degree of fourth quarter seasonality of our business and the impact on the Company's profitability and liquidity; (6) the extent and success of our marketing and promotional programs; (7) personnel costs and the extent to which we are able to retain and attract key personnel; (8) the effects of competition;
(9) the availability and cost of consumer credit; (10) relationships with suppliers including the timely delivery to the Company of appropriate merchandise on payment terms consistent with past practice; (11) our ability to maintain adequate information systems capacity and infrastructure; (12) our leverage, liquidity, and cost of funds and changes in interest rates that may increase such costs; (13) our ability to maintain adequate loss prevention measures; (14) fluctuations in raw material prices, including diamond, gem and gold prices; (15) the impact of current or future price reductions or valuation allowances taken on certain merchandise inventory identified from time to time as items which would not be part of the Company's future merchandise presentation; (16) developments relating to settlement of the consolidated Capital Factors actions, the non-prosecution agreement entered into with the U.S. Attorney's Office, the SEC investigation, and shareholder and other civil litigation, including the impact of such developments on our results of operations and financial condition and relationship with our lenders or with our vendors; (17) regulation affecting the industry generally, including regulation of marketing practices; and (18) the risk factors identified from time to time in our filings with the SEC.

                                      # # #

                              - tables to follow -





             For Investor Relations info: investorrelations@whji.com
                  Internet Website: www.whitehalljewellers.com

                            Whitehall Jewellers, Inc.
                            Statements of Operations
      For the three months and nine months ended October 31, 2004 and 2003
                                   (unaudited)
                      (in thousands, except per share data)


                                                              Three months ended                       Nine months ended
                                                        October 31,         October 31,          October 31,         October 31,
                                                           2004                2003                 2004                2003
                                                     -----------------    ----------------    -----------------    ----------------
Net sales                                                  $   63,340          $   66,179          $   208,652          $  208,060

Cost of sales (including buying and occupancy
expenses)                                                      45,781              45,299              142,731             139,877
                                                     -----------------    ----------------    -----------------    ----------------
Gross profit                                                   17,559               20,880              65,921              68,183

Selling, general and administrative expenses                   26,724              29,143               80,754              81,787
Professional fees and other charges                             1,428               1,398                5,725               2,747
                                                     -----------------    ----------------    -----------------   -----------------
Loss from operations                                         (10,593)             (9,661)             (20,558)            (16,351)

Interest expense                                                1,240                 869                3,240               3,341
                                                     -----------------    ----------------    -----------------    ----------------
Loss before income taxes                                     (11,833)            (10,530)             (23,798)            (19,692)

Income tax benefit                                            (3,525)             (3,122)              (8,610)             (6,694)
                                                     -----------------    ----------------    -----------------    ----------------

Net loss                                                   $  (8,308)          $  (7,408)          $  (15,188)          $ (12,998)
                                                      ================    =================    ================    =================


Basic earnings per share:

Net loss                                                   $   (0.60)          $   (0.53)          $   (1.09)           $   (0.92)
                                                      ================    =================    ================    =================
Weighted average common share and common share
equivalents                                                    13,948              14,051              13,941               14,156
                                                      ================    =================    ================    =================


Diluted earnings per share:

Net loss                                                   $   (0.60)          $   (0.53)          $   (1.09)           $   (0.92)
                                                      ================    =================    ================    =================
Weighted average common share and common share
equivalents                                                    13,948              14,051              13,941               14,156
                                                      ================    =================    ================    =================



             For Investor Relations info: investorrelations@whji.com
                  Internet Website: www.whitehalljewellers.com

                            Whitehall Jewellers, Inc.
                                 Balance Sheets
                            (unaudited, in thousands)

                                                                October 31, 2004        January 31, 2004       October 31, 2003
                                                               --------------------    -------------------    -------------------
               ASSETS
Current Assets:
      Cash                                                           $     1,296             $     1,901            $     1,251
      Accounts receivable, net                                             2,006                   2,544                    497
      Merchandise inventories                                            201,558                 206,146                229,393
      Other current assets                                                 1,311                     875                  1,558
      Current income tax benefit                                          10,955                   2,294                  7,122
      Deferred financing costs                                               301                     261                    261
      Deferred income taxes, net                                           2,764                   5,712                  2,577
                                                              -------------------    --------------------    -------------------
           Total current assets                                          220,191                 219,733                242,659

Property and equipment, net                                               55,355                  60,948                 62,002
Goodwill, net                                                              5,662                   5,662                  5,662
Deferred financing costs                                                     528                     654                    683
                                                              -------------------    --------------------    -------------------
           Total assets                                              $   281,736             $   286,997            $   311,006
                                                              ===================    ====================    ===================

               LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
      Revolver loan                                                  $   101,928             $    80,340            $   107,104
      Current portion of long-term debt                                      ---                     640                    640
      Accounts payable                                                    57,341                  60,538                 71,169
      Customer deposits                                                    3,232                   3,601                  4,771
      Accrued payroll                                                      4,134                   4,457                  4,778
      Other accrued expenses                                              18,064                  24,479                 14,236
                                                              -------------------    --------------------    -------------------
           Total current liabilities                                     184,699                 174,055                202,698

      Deferred income taxes, net                                           2,685                   3,639                  3,442
      Other long-term liabilities                                          3,616                   3,535                  3,446
                                                              -------------------    --------------------    -------------------
           Total liabilities                                             191,000                 181,229                209,586

Commitments and contingencies                                                ---                     ---                    ---

Stockholders' equity:
      Common stock                                                            18                      18                     18
      Class B common stock                                                   ---                     ---                    ---
      Additional paid-in capital                                         106,207                 106,091                106,041
      Retained earnings                                                   24,122                  39,311                 35,027
      Treasury stock, at cost (4,115,226; 4,134,143 and
      4,135,626 shares, respectively)                                    (39,611)               (39,652)               (39,666)
                                                              -------------------     -------------------    -------------------
           Total stockholders' equity, net                                90,736                 105,768                101,420
                                                              -------------------     -------------------    -------------------
           Total liabilities and stockholders' equity                $   281,736             $   286,997            $   311,006
                                                              ===================     ===================    ===================

                                                       # # #



             For Investor Relations info: investorrelations@whji.com
                  Internet Website: www.whitehalljewellers.com